UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):	May 23, 2005

YDI WIRELESS, INC. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-29053 (Commission file number)	04-2751645 (IRS employer identification no.)

8000 Lee Highway, Falls Church, VA (Address of principal executive offices)	22042 (Zip code)

Registrant's telephone number, including area code:	(703) 205-0600

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

Appointment of Senior Vice President of Sales

        On May 23, 2005, L. J. Golyzniak (who goes by the name of Len Gee) signed an employment agreement with YDI Wireless, Inc. for Mr. Gee to be Senior Vice President of Sales for YDI's equipment business. His employment is expected to start shortly. From December 2004 to May 2005, Mr. Gee has been Vice President - Government Sales for Alvarion Inc. He was Managing Director - Americas, Cellular Communications Infrastructure Sales for interWAVE Communications from July 2001 until Alvarion acquired interWAVE in December 2004. From 1997 to June 2001, he was Sector Vice President, Broadband Wireless Infrastructure Sales for Wireless, Inc., a company he helped co-found. Prior to that, he held sales and sales management positions at both Digital Microwave Corporation (now known as Stratex Networks Inc.) and NEC America.

        The employment agreement establishes an at-will employment relationship. His principal office location will be in Barrington, Illinois, but he will be expected to travel extensively. Mr. Gee's annual base salary is set at $175,000 subject to future adjustment. Mr. Gee is eligible for bonuses based on the quarterly and annual sales levels of YDI's equipment business. In addition, Mr. Gee is eligible for an annual management-by-objective payout based on mutually agreeable objectives. All bonuses and payouts are at the sole discretion of YDI and require the approval of YDI's board of directors. Mr. Gee is entitled to four weeks of paid vacation per year. Mr. Gee is also entitled to participate in YDI's normal benefit programs.

        The employment agreement contemplates Mr. Gee being granted options to purchase 75,000 shares of YDI's common stock, vesting over four years. The specific vesting schedule for these options is contemplated to be: 10.0% vesting after 90 days of employment; 22.5% vesting on the first anniversary of Mr. Gee's first day of employment; and 5.625% vesting thereafter on each quarterly anniversary of Mr. Gee's first day of employment. The options are expected to be granted by YDI on Mr. Gee's first day of employment with an exercise price equal to the fair market value of YDI's common stock on the date of grant. Upon a change of control, the employment agreement contemplates that all unvested stock options will automatically vest.

        Mr. Gee agreed not to compete with YDI during his employment. He agreed to treat YDI's non-public information confidentially and to return all of YDI's business information and other property to YDI in the event of his termination. Mr. Gee also agreed to assign to YDI any inventions and intellectual property he develops during his employment. He agreed that he will not, during his employment and for one year after termination of his employment, encourage any other company employee to terminate his or her employment with YDI or any other person engaged by YDI to represent it to terminate that relationship. Finally, he agreed that, for one year after termination of his employment, he would not solicit the competitive business of any YDI client or customer either for himself or for any other person or entity.

        There is no family relationship between Mr. Gee and any of YDI's directors or other executive officers.

Approval of Amendment to 2004 Stock Plan

        At the annual meeting of stockholders of YDI Wireless, Inc. held on May 24, 2005, the stockholders of the company approved an amendment to the company's 2004 Stock Plan increasing the shares issuable thereunder by 1,000,000.

        On February 9, 2005, YDI's board of directors approved the amendment to the 2004 Stock Plan subject to stockholder approval at the May 24, 2005 annual meeting.

        The 2004 Stock Plan provides for the granting of stock options, stock awards, stock appreciation rights, and other equity-based awards to YDI's employees, directors, and consultants. The maximum number of shares of YDI's common stock that may be granted or issued under the 2004 Stock Plan is now 2,150,000 shares. Now that the amendment to the 2004 Stock Plan has been approved by YDI's stockholders, equity grants may be made and shares issued under the plan for the full number of shares without further stockholder approval.

        The following summary outlines the principal features of the 2004 Stock Plan (the "Plan").

        Purpose. The purpose of the Plan is to provide directors, officers, employees, and consultants of YDI and its affiliates with additional incentives to contribute to YDI's future growth and success by increasing their capital stock ownership in YDI. The Plan provides a flexible framework that will permit YDI's board of directors to develop and implement a variety of stock-based programs based on changing needs of YDI, its competitive market, and regulatory climate. YDI's board of directors believes it is in the best interest of YDI's stockholders for officers, employees, and members of the board of directors of YDI to own stock in YDI and that such ownership will enhance YDI's ability to attract highly qualified personnel, strengthen its retention capabilities, enhance the long-term performance of YDI and its subsidiaries, and vest in participants a proprietary interest in the success of YDI and its subsidiaries.

        Eligibility. All directors, officers, employees, and consultants of YDI and its affiliates are eligible to participate in the Plan.

        Administration. YDI's board of directors and the Compensation Committee of YDI's board of directors (collectively referred to as the "Plan Committee") administer the Plan. The Plan Committee has broad powers to administer the Plan, including the authority to determine the persons to whom equity grants are made, the type of the grant, the size of the grant, any vesting provisions, the exercise or purchase price, the duration of the equity grant, any restrictions on the equity grant, and the other terms and conditions of any grant.

        Term of Plan. The Plan will remain in effect until August 4, 2014 unless terminated earlier by the board of directors. No equity grant may be made after the Plan has been terminated.

        Maximum Number of Shares Issuable. The maximum number of shares of YDI's common stock that may be issued or issuable under the Plan may not now exceed 2,150,000 shares. All shares will be newly issued by YDI or from YDI's treasury stock upon the exercise of an equity grant under the Plan. The number of shares which may be issued under the Plan is subject to adjustment upon the occurrence of certain corporate events including the issuance of dividends in the form of stock, stock splits, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations, and liquidations. Shares of YDI's common stock subject to equity grants under the Plan which have expired, terminated, or been canceled or forfeited will be available for issuance or use in connection with future equity grants.

        Award Types. Individual awards under the Plan may take the form of one or more of incentive stock options, non-qualified stock options, stock appreciation rights (SARs), and stock purchases or awards (either restricted or unrestricted). Due to the uncertainty concerning Financial Accounting Standards Board decisions regarding expensing of stock options and recent developments in federal tax law, YDI is reviewing its current compensation and benefit programs. Although YDI believes that performance-based long-term incentives are a necessary component of its compensation program, YDI has designed the Plan to allow for flexibility to issue the types of equity-based compensation it believes are most appropriate in the circumstances.

        Incentive Stock Options. Only employees of YDI or its affiliates may receive incentive stock options. Incentive stock options entitle the holder to purchase a certain number of shares of YDI's common stock at an exercise price specified at the time the option is granted. The exercise price per share of common stock which may be purchased under an incentive stock option may not be less than 100% of the fair market value of a share of YDI's common stock on the date the option is granted. If the equity grant recipient owns more than 10% of YDI's stock, then the exercise price must be at least 110% of that fair market value. The aggregate fair market value of all shares of YDI's common stock subject to incentive stock options for an employee which become exercisable by that employee for the first time during any year may not exceed $100,000. Any incentive stock options granted to an employee owning more than 10% of YDI's common stock must expire not more than 5 years from the date of grant, and all other incentive stock options must expire not more than 10 years from the date of grant.

        Non-Qualified Stock Options. Non-qualified stock options, which are stock options that are not incentive stock options, entitle the holder to purchase a certain number of shares of YDI's common stock at an exercise price specified at the time the option is granted. Under the terms of the Plan, the Plan Committee is authorized to set the exercise price of any non-qualified stock options at its discretion. However, given recent developments in federal tax law, the Plan Committee currently expects that the exercise price of any non-qualified stock options will not be less than 100% of the fair market value of a share of YDI's common stock on the date the option is granted. Historically, YDI has not issued any stock options with an exercise price less than 100% of the fair market value of a share of its common stock on the date the option is granted.

        SARs. SARs may either be issued together with stock options or apart from stock options. SARs are rights that, when exercised, entitle the holder to the appreciation in value of the number of shares of YDI's common stock specified in the grant from either the exercise price of a share under the option (if the SAR is granted with an option) or the date granted (if the SAR is granted apart from any options) to the date exercised. Under the terms of the Plan, the Plan Committee is authorized to provide for payment of a SAR upon exercise in either cash or stock. However, given recent developments in federal tax law, the Plan Committee currently expects that the payment of any SAR upon exercise will be in stock. Historically, YDI has not issued any SARs payable either in cash or stock.

        Stock Awards and Purchases. Under the Plan, the Plan Committee can issue restricted stock and unrestricted stock awards and bonuses. Restricted stock consists of stock issued under the Plan that is subject to certain restrictions established by the Plan Committee. Unrestricted stock is stock issued under the Plan without transfer, vesting, sale, or other similar restrictions. The Plan Committee can also grant rights to purchase shares of YDI's common stock under the Plan at prices and on such other terms as it determines in its sole discretion.

        Exercise of Equity Grant. If applicable, the vested portion of an equity grant may be exercised by giving written notice to YDI at its designated office address identifying the equity grant being exercised, specifying the portion of the equity grant being exercised, and providing payment in one of the following forms: (a) United States cash or cash equivalent or (b) at the discretion of the Plan Committee, (i) shares of YDI's common stock previously issued to the equity grant holder having a fair market value on the date of exercise equal to the exercise price of the equity grant, (ii) delivery of the equity grant holder's promissory note, (iii) a "cashless" exercise in which YDI withholds from those shares that would otherwise be obtained on the exercise of such equity grant the number of shares having a fair market value on the date of exercise equal to the aggregate exercise price, (iv) a "cashless" exercise in which the equity grant holder uses a broker to sell the shares on its behalf, to use the proceeds to pay the exercise price and taxes, and then to distribute the excess to the equity grant holder in either cash or stock, or (v) any combination of the above payment options.

        Fair Market Valuation Calculation. The fair market value of a share of YDI's common stock will be the closing price on the applicable date on the securities market where YDI's common stock is traded, or if there were no sales on the date of grant, on the next preceding date within a reasonable period on which there were sales. In the event that there were no sales in such a market within a reasonable period or if YDI's common stock is not publicly traded on the applicable date, the fair market value will be as determined in good faith by the Plan Committee in its sole discretion.

        Nontransferability of Equity Grants. Equity grants are not assignable or transferable by the recipient, either voluntarily or by operation of law, except by will or by the laws of descent and distribution or as permitted by the Plan Committee in a specific situation. During the lifetime of the recipient, no equity grant will be exercisable by or payable to anyone other than the recipient or his legal representative or permitted assignee.

        Amendments. The Plan may be terminated or amended by YDI's board of directors in any manner allowed by law, but no amendment will be effective without approval of YDI's stockholders if stockholder approval if required by applicable federal or state law or regulation or by the rules of any stock exchange or automated quotation system on which YDI's common stock may then be listed or quoted. Neither YDI's board of directors nor the stockholders may adversely alter or impair the rights of an equity grant holder without that holder's consent.

        Adjustments. Notwithstanding any other provision of the Plan, the Plan Committee may at any time make or provide for such adjustments to the Plan, to the number and class of shares available under the Plan or to any outstanding equity grants, as it deems appropriate to prevent dilution or enlargement of rights, including adjustments in the event of distributions to holders of YDI's common stock of other than a normal cash dividend, and changes in YDI's outstanding common stock by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations, liquidations and the like. In the event of any general offer to holders of YDI's common stock relating to the acquisition of their shares, the Plan Committee may make such adjustment as it deems equitable in respect of outstanding equity grants including, in the Plan Committee's discretion, revision of outstanding equity grants so that they may be exercisable for the consideration payable in the acquisition transaction. Any such determination by the Plan Committee will be conclusive.

        Withholding. It will be a condition of YDI's obligation to issue common stock upon exercise of an equity grant that the person exercising the equity grant pay, or make provision satisfactory to YDI for the payment of, any taxes which YDI is obligated to collect with respect to the issuance of its common stock upon such exercise.

        Compliance with Laws. YDI's obligation to sell and deliver shares of its common stock under the Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance, or sale of such shares and the availability of federal and appropriate state securities law registrations, qualifications, and/or exemptions.

* * * * * * * * *

        The foregoing description of Mr. Gee's employment agreement and the amendment to the 2004 Stock Plan does not purport to be complete and is qualified in its entirety by the terms and conditions of Mr. Gee's employment agreement, a copy of which is filed as Exhibit 10.1 to this Form 8-K, and Amendment No. 1 to the 2004 Stock Plan, a copy of which is filed as Exhibit 10.2 to this Form 8-K, and each of which is incorporated by reference.

Item 8.01     Other Events.

        At the annual meeting of stockholders of YDI Wireless, Inc. held on May 24, 2005, each of the following individuals was elected as a director of the company:

Daniel A. Saginario
Robert E. Fitzgerald
John W. Gerdelman
Daniel R. Hesse
Gary E. Rieschel
Robert A. Wiedemer

Item 9.01     Financial Statements and Exhibits.

(c)	Exhibits

See Exhibit Index.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 27, 2005	YDI WIRELESS, INC. By: /s/ David L. Renauld David L. Renauld Vice President

EXHIBIT INDEX

Number 10.1 10.2	Title Employment Agreement between the Registrant and Len Gee dated May 23, 2005. Amendment No. 1 to 2004 Stock Plan of the Registrant.